SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  VIZACOM INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                                  VIZACOM INC.

                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 10, 2000

                     --------------------------------------

To the Stockholders of
VIZACOM INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Vizacom Inc. will be held at the Hilton Hotel, located at 2117 Route 4 Eastbound, Fort Lee, New Jersey 07024, on Thursday, August 10, 2000, commencing at 10:00 a.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect two directors in Class I to our board of directors;

     2. To consider and act upon a proposal to approve our 2000 Equity Incentive Plan; and

     3. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

     The foregoing matters are more fully described in the proxy statement accompanying this notice to which your attention is directed.

     Only our stockholders of record at the close of business on June 26, 2000 will be entitled to vote at the annual meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                   By order of the board of directors,


                                   Marc E. Jaffe, chairman and secretary

July 3, 2000
Teaneck, New Jersey

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  VIZACOM INC.
                             GLENPOINTE CENTRE EAST
                           300 FRANK W. BURR BOULEVARD
                            TEANECK, NEW JERSEY 07666

                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 10, 2000



     The 2000 annual meeting of stockholders of Vizacom Inc., a Delaware corporation, will be held on Thursday, August 10, 2000 at the Hilton Hotel, located at 2117 Route 4 Eastbound, Fort Lee, New Jersey 07024, commencing at 10:00 a.m. (local time), and any adjournments and postponements thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is July 3, 2000.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed proxy may revoke it prior to its exercise either by letter directed to us or in person at the annual meeting.

     Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to Vizacom Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

VOTING RIGHTS

     Only stockholders of record at the close of business on June 26, 2000 will be entitled to vote at the annual meeting or any adjournment thereof. We currently have outstanding only a single class of voting capital stock, namely, shares of common stock, $.001 par value per share. Each share of common stock issued and outstanding on the record date is entitled to one vote at the annual meeting. As of the record date, there were outstanding 12,057,739 shares of our common stock.

     Directors are elected by a plurality of votes actually cast (Proposal Number 1), while the affirmative vote of a majority of the shares present in person or by proxy and voting at the annual meeting will be required to approve our 2000 Equity Incentive Plan (Proposal Number 2). For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes will have no effect on the vote on all proposals set forth in this proxy statement. However, abstentions will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.


                               SECURITY OWNERSHIP

     Our common stock is the only class of our voting securities presently outstanding. The following table sets forth information with respect to the beneficial ownership of shares of our common stock, as of the record date, by:
        - each person known by us to beneficially own 5% or more of the outstanding shares of our common stock, based on filings with the Securities and Exchange Commission and certain other information,
        -   each of our executive officers and directors, and
        -   all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

     Except as otherwise indicated in the notes to the following table,
        -   we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and
        -   the address for each beneficial owner listed in the table is c/o
            Vizacom Inc., Glenpointe Centre East, 300 Frank W. Burr Boulevard
            - 7th Floor, Teaneck, New Jersey 07666.

                                   Amount and Nature
                                    of Common Stock        Percentage of Shares
Name of Beneficial Owner           Beneficially Owned       Beneficially Owned
------------------------           ------------------       ------------------
Vincent DiSpigno. . . . . .              836,413 (1)              6.9
David N. Salav. . . . . . .              836,413 (2)              6.9
Mark E. Leininger . . . . .              626,975 (3)              5.0
Marc E. Jaffe . . . . . . .              249,650 (4)              2.0
Neil M. Kaufman . . . . . .              231,455 (5)              1.9
Norman W. Alexander . . . .              147,009 (6)              1.2
Alan W. Schoenbart. . . . .               91,666 (7)              *
Werner G. Haase . . . . . .               16,666 (8)              *
Edward James Proctor. . . .                  100 (9)              *
All officers and directors as a group
     (9 persons). . . . . .            3,036,347 (10)            22.9
----------

                                      -2-


-------------

* Less than 1.0%.

(1) Includes (a) 70,163 shares of our common stock issuable upon conversion of our convertible promissory note held by Mr. DiSpigno in the outstanding principal amount of $209,410.28 plus accrued interest of $1,081.65 as of the record date, and (b) 31,250 shares of our common stock issuable upon exercise of an option granted to Mr. DiSpigno under our 1994 Long Term Incentive Plan which are exercisable within the next 60 days. Does not include (x) additional shares of our common stock that may become issuable under the convertible promissory note held by Mr. DiSpigno with respect to any accrued and unpaid interest after the record date, (y) 93,750 shares of our common stock issuable upon exercise of an option granted to Mr. DiSpigno under our 1994 Incentive Plan which are not exercisable within the next 60 days or (z) any additional shares of our common stock that may be issued to Mr. DiSpigno if the price of our common stock falls below $1.00 per share for any 30 day period prior to March 27, 2001 under the terms of the merger agreement pursuant to which we acquired PWR Systems.

(2) Includes (a) 70,163 shares of our common stock issuable upon conversion of our convertible promissory note held by Mr. Salav in the outstanding principal amount of $209,410.28 plus accrued interest of $1,081.65 as of the record date, (b) 31,250 shares of our common stock issuable upon exercise of an option granted to Mr. Salav under our 1994 Incentive Plan which are exercisable within the next 60 days. Does not include (x) additional shares of our common stock that may become issuable under the convertible promissory note held by Mr. Salav with respect to accrued and unpaid interest after the record date, (y) 93,750 shares of our common stock issuable upon exercise of an option granted to Mr. Salav under our 1994 Incentive Plan which are not exercisable within the next 60 days or
    (z) any additional shares of our common stock that may be issued to Mr. Salav if the price of our common stock falls below $1.00 per share for any 30 day period prior to March 27, 2001 pursuant to the terms of the PWR merger agreement.

(3) Represents (a) 3,333 shares of our common stock held by Mr. Leininger and his spouse as joint tenants and (b) 423,642 shares of common stock issuable upon exercise of options granted to Mr. Leininger under our various stock plans which are exercisable within the next 60 days. Does not include 202,608 shares of common stock issuable upon exercise of options granted to Mr. Leininger under our various stock plans which are not exercisable within the next 60 days.

(4) Includes 196,317 shares of our common stock issuable upon exercise of options granted to Mr. Jaffe under our various stock plans which are exercisable within the next 60 days. Does not include 66,183 shares of common stock issuable upon exercise of options granted to Mr. Jaffe under our various stock plans which are not exercisable within the next 60 days. The address for Mr. Jaffe is c/o Double Impact, Inc., 386 Park Avenue South
    - Suite 1900, New York, New York 10016.

                                      -3-

(5) Includes 174,717 shares of our common stock issuable upon exercise of options granted to Mr. Kaufman under our various stock plans and otherwise which are exercisable within the next 60 days. Does not include options to purchase 121,949 shares of common stock granted to Mr. Kaufman under our various stock plans which are not exercisable within the next 60 days. The address for Mr. Kaufman is c/o Kaufman & Moomjian, LLC, 50 Charles Lindbergh Boulevard, Suite 206, Mitchel Field, New York 11553.

(6) Includes (a) 8,333 shares of our common stock owned of record by Mr. Alexander's spouse and (b) 107,705 shares of common stock issuable upon exercise of options granted Mr. Alexander under our various stock plans which are exercisable within the next 60 days. Does not include 49,378 shares of common stock issuable upon exercise of options granted to Mr. Alexander under our various stock plans which are not exercisable within the next 60 days. The address for Mr. Alexander is Burnside, Church Walk, Marholm, Peterborough, PE 67H2 England.

(7) Represents 91,666 shares of our common stock issuable upon exercise of options granted to Mr. Schoenbart which are exercisable within the next 60 days. Does not include options to purchase 98,334 shares of common stock granted to Mr. Schoenbart which are not exercisable within the next 60 days.

(8) Represents 16,667 shares of our common stock issuable upon exercise of options granted to Mr. Haase under our Outside Director and Advisor Stock Option Plan which are exercisable within the next 60 days. Does not include options to purchase 8,333 shares of common stock granted to Mr. Haase under our Outside Director and Advisor Stock Option Plan which are not exercisable within the next 60 days. The address for Mr. Haase is c/o Xceed Inc., 488 Madison Avenue, New York, New York 10022.

(9) Represents 100 shares of our common stock held by Mr. Proctor and his spouse as joint tenants. Does not include an option to purchase 100,000 shares of our common stock granted to Mr. Proctor under our 1994 Incentive Plan which are not exercisable within the next 60 days.

(10)Includes (a) the aggregate 11,766 shares of our common stock held jointly with, or individually, by spouses of our officers and directors, and (b) an aggregate 1,213,640 shares of our common stock issuable upon conversion of promissory notes and the exercise of the options discussed in notes (1) through (9) above which are convertible or exercisable within the next 60 days.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

THE THREE CLASSES OF OUR BOARD

     Our board of directors is divided into three classes. The directors in each class serve for three-year terms. Set forth below are the members of each class and the year in which the term of each director class expires.

          CLASS I                    CLASS II                  CLASS III
       (TO SERVE UNTIL           (TO SERVE UNTIL            (TO SERVE UNTIL
     THE ANNUAL MEETING        THE ANNUAL MEETING          THE ANNUAL MEETING
 OF STOCKHOLDERS IN 2000)    OF STOCKHOLDERS IN 2001)    OF STOCKHOLDERS IN 2002)
 ------------------------    ------------------------    ------------------------
     Marc E. Jaffe            Norman W. Alexander           Mark E. Leininger
     Werner G. Haase            Neil M. Kaufman              David N. Salav
                                Vincent DiSpigno

DIRECTOR-NOMINEES

     Marc E. Jaffe and Werner G. Haase, two of our current directors, have been nominated by our board of directors for election as directors in Class I, each to hold office until the Annual Meeting of Stockholders to be held in 2003, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as Class I directors of each of Messrs. Jaffe and Haase, unless he shall be unavailable, in which case such shares will be voted for the substitute nominee designated by our board. Our board has no reason to believe that either of Messrs. Jaffe nor Haase will be unavailable or, if elected, will decline to serve.

     Directors will be elected by a plurality of votes cast at the annual meeting.

     Our board of directors recommends a vote FOR the election of each of Messrs. Jaffe and Haase as directors in Class I.

DIRECTORS' COMPENSATION

     Directors receive no cash compensation for their services as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of our board of directors. Members of our board who are not also employees, of which there currently are three, are eligible to participate in our Outside Director and Advisor Stock Option Plan.

BOARD MEETINGS AND COMMITTEES

     Our board of directors met eleven times and acted by unanimous written consent on one occasion during 1999. All of our current directors attended not less than 75% of such meetings of the board and committees thereof on which they serve, except that Werner
G. Haase attended two of six meetings of the board during the period in which he has served as a director.

     The audit committee of our board of directors currently consists of Norman
W. Alexander, Werner G. Haase and Neil M. Kaufman. Our audit committee met four times during 1999. The audit committee is responsible for overseeing management's conduct in the financial reporting process, including reviews of our annual, quarterly and other financial reports, our systems of internal accounting and financial controls, our compliance with legal requirements and such ethics programs as may be established by our management and board of directors. Our audit committee recommends the engagement of our independent certified public accountants. In discharging its oversight role, the audit committee is empowered to meet and discuss with our management and independent auditors the quality and adequacy of our accounting principles, the completeness and clarity of our financial disclosures and other significant decisions made by management in the preparation of our financial reports. The audit committee is authorized to investigate any matter brought to its attention. The audit committee has full access to all of our books, records, facilities and personnel and has the authority to retain outside counsel, auditors and other experts in fulfilling its duties.

     The compensation committee of our board of directors currently consists of Norman W. Alexander and Werner G. Haase. Our compensation committee held four meetings during 1999. The compensation committee generally reviews and approves of our executive compensation and administers all of our stock plans.

PRINCIPAL OCCUPATIONS OF DIRECTORS

     Our current directors, and their ages, positions and offices with us, are as follows:

Name                    Age     Positions and Offices
----                    ---     ---------------------
Mark E. Leininger       49      President, chief executive officer and director
Marc E. Jaffe, Esq.     48      Chairman of the board of directors and secretary
Norman W. Alexander     70      Director
Vincent DiSpigno        43      Vice president, acting chief operating officer
                                and director; chief executive officer of
                                PWR Systems
Werner G. Haase         61      Director
Neil M. Kaufman, Esq.   39      Director
David N. Salav          34      Vice president and director; president of
                                PWR Systems

     Set forth below is a brief description of the background of our directors, based on information provided by them to us.

     MARK E. LEININGER has served as a director since July 1996, our president since January 1998 and our chief executive officer since July 1999. He served as our chief financial officer from July 1995 through December 1997 and our chief operating officer from September 1996 to July 1999. From February 1994 through April 1995, Mr. Leininger was the president of Phoenix Leasing Corporation, a passenger and cargo air carrier and aircraft leasing company, which filed for bankruptcy protection in 1996. From February 1986 through February
1994, Mr. Leininger held various positions, including chief financial officer and chief operating officer, with Mid Pacific Air Corporation, a transportation and service company whose stock was traded on Nasdaq. Mr. Leininger received an MBA degree from National University, San Diego, California in 1979 and a BA from Miami University, Oxford, Ohio in 1972.

     MARC E. JAFFE, ESQ., has served as a director since August 1995, our chairman of the board of directors since January 1998 and our secretary since December 1997. In his capacity as chairman, he does not serve as our chief executive officer. Mr. Jaffe is managing director - New York of Double Impact, Inc., a global venture catalyst for Internet-based companies. From 1992 to 2000, Mr. Jaffe was president of Electronic Licensing Organization, Inc., which, from time to time, acted as our agent in the acquisition of certain electronic publishing rights. From 1988 to 1991, Mr. Jaffe was executive vice president of database management for Franklin Electronic Publishers, a New York Stock Exchange-listed company engaged in the business of publishing electronic books on hand held media. From 1985 through 1987, Mr. Jaffe was President of the software and video division of Simon & Schuster, a publishing company. Mr. Jaffe received a JD degree from Columbia University School of Law in 1976 and a BA from Columbia College in 1973.

     NORMAN W. ALEXANDER has served as a director since December 1996. Mr. Alexander is a retired former director of Imperial Foods Ltd., a food products company, and formerly was the chairman of several subsidiaries of Imperial Foods Ltd.

     VINCENT DISPIGNO has been a director and vice president since April 2000, has been our acting chief operating officer since June 2000 and has been the chief executive officer of PWR Systems since June 1994. For three years prior to that, Mr. DiSpigno was a corporate marketing manager for Arrow Electronics Inc., a major electronics distributor. For five years prior to that, Mr. DiSpigno was a district manager for BusinessLand Inc., a national value added reseller.

     WERNER G. HAASE has been a director since May 1999. Mr. Haase has been, since July 1996, the co-chairman and chief executive officer of Xceed Inc., a Nasdaq-listed company which is an interactive architect providing Internet professional services that seek to transform the way companies conduct e-business. Mr. Haase also served as a director of Xceed Inc. from September 1987 to July 1996, as a director and chief executive officer of Journeycraft, Inc. prior to its acquisition by Xceed Inc. in July 1996 and was the owner, with Nurit Kahane Haase, of TheraCom Integrated Medical Communications, Inc. prior to its acquisition by Xceed in July 1996.

NEIL M. KAUFMAN, ESQ., has been a director since December 1996. Mr. Kaufman served as our secretary from December 1996 to December 1997. Mr. Kaufman is currently a member of Kaufman & Moomjian, LLC, our corporate counsel. From January 1997 to December 1997, Mr. Kaufman was a partner in Moritt, Hock & Hamroff, LLP. From 1993 to January 1997, he was a member of Blau, Kramer, Wactlar & Lieberman, P.C. From 1984 to 1993, Mr. Kaufman was associated with Lord Day & Lord, Barrett Smith. Each of these law firms served as our counsel during the periods in which Mr. Kaufman was affiliated with such firms. Mr. Kaufman received a JD degree from New York University School of Law in 1984 and a BA degree from SUNY Binghamton in 1981.

     DAVID N. SALAV has been a director and vice president since April 2000 and has been the president of PWR Systems since 1991. For one year prior to that, Mr. Salav was a business development manager for Arrow Electronics, Inc., a major electronics distributor. Mr. Salav received a B.A. degree from the State University of New York at Buffalo in 1989.


                                   MANAGEMENT

OUR EXECUTIVE OFFICERS

     Our current executive officers, and their ages, positions and offices with us, are as follows:

Name                    Age     Positions and Offices
----                    ---     ---------------------
Mark E. Leininger       49      President, chief executive officer and director
Marc E. Jaffe, Esq.     48      Chairman of the board of directors and secretary
Vincent DiSpigno        43      Vice president, acting chief operating officer
                                and director; chief executive officer of
                                PWR Systems
Edward James Proctor    51      Chief technology officer
David N. Salav          34      Vice president and director; president of
                                PWR Systems
Alan W. Schoenbart      41      Vice president - finance and chief financial
                                officer

     Set forth below is a brief description of the background of our executive officers who do not also serve as directors, based on information provided by them to us. Background information on our executive officers who also serve as directors is provided in the "Principal Occupations of Directors" subsection above.

     EDWARD JAMES PROCTOR has been our vice president and chief technology officer since June 2000. From July 1994 to June 2000, Mr. Proctor was vice president and department head for information management of Visa International Inc., a leading credit card company. Mr. Proctor received a B.S. degree from Loyola University, Los Angeles, in 1971.

     ALAN W. SCHOENBART has been our vice president - finance and chief financial officer since April 1999. Mr. Schoenbart served as chief financial officer of Windswept Environmental Group Inc., an environmental remediation company, from September 1997 to April 1999. He was chief financial officer of Advanced Media Inc., a multimedia company, from August 1995 to August 1997. Mr. Schoenbart was controller of GoodTimes Entertainment, a producer and distributor of video and software products, from September 1993 to July 1995. Mr. Schoenbart is a certified public accountant and received a BS degree from Fairleigh Dickinson University in 1981.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth, for the three years ended December 31, 1999, the cash and other compensation paid to Mark E. Leininger, our president and chief executive officer, and Alan W. Schoenbart, our vice president - finance and chief financial officer. No other individual served as an executive officer of our company during 1999 whose total compensation, for services rendered during 1999, was $100,000 or more.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                      Compensation
                                                   Annual Compensation                   Awards
                                                   -------------------                   ------
                                                                                       Securities
Name and Principal Positions           Year       Salary         Bonus              Underlying Options
----------------------------           ----       ------         -----              ------------------
Mark E. Leininger, president and       1999     $ 162,500             --                  80,000
 chief executive officer               1998       145,000             --                 312,188
                                       1997       145,000       $ 39,737                 281,666

Alan W. Schoenbart, vice president -   1999        92,361         15,000                 110,000
finance and chief financial officer    1998            --             --                      --
                                       1997            --             --                      --

     For purposes of the summary compensation table,
     - the value of all perquisites provided to these executive officers did not exceed the lesser of $50,000 or 10% of the executive officer's salary and bonus,
     - options granted to Mr. Leininger in 1998 include options to purchase 102,188 shares of our common stock repriced under our 1998 repricing program, as discussed in "Repricing of Options" and "Certain Transactions" below,
     - options granted to Mr. Leininger in 1997 include options to purchase 181,666 shares of our common stock repriced and reduced to options to purchase 136,250 shares of our common stock under our 1997 repricing program.
     - compensation for Mr. Schoenbart includes all amounts paid since his retention in April 1999.

STOCK OPTION GRANTS IN 1999

     The following table sets forth:
     - the number of shares underlying options granted during 1999 to Mark E. Leininger and Alan W. Schoenbart, the only executive officers listed in the summary compensation table above,
     - the percentage that the option grant represents of the total options granted to all of our employees during 1999,
     - the per share exercise price of each such option, and the expiration date of each such option.


                                     NUMBER OF          PERCENTAGE OF
                                SHARES UNDERLYING       TOTAL OPTIONS
                                 OPTIONS GRANTED        GRANTED TO ALL      EXERCISE   EXPIRATION
NAME                                 IN 1999          EMPLOYEES IN 1999       PRICE       DATE
----                                 -------          -----------------       -----       ----
Mark E. Leininger. . . . .            80,000                 10.8            $1.375     1/26/09
Alan W. Schoenbart . . . .           110,000                 14.9            $1.03125   4/05/09

AGGREGATE OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

     Set forth in the table below is information, with respect to Mark E. Leininger and Alan W. Schoenbart, our only executive officers listed in the summary compensation table above, as to:
     - the total number of unexercised options held on December 31, 1999, separately identified between those exercisable and those not exercisable as of such date, and
     - the aggregate value of in-the-money, unexercised options held on December 31, 1999, separately identified between those exercisable and those not exercisable.

                                             NUMBER OF               VALUE OF UNEXERCISED
                                       UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                       AT DECEMBER 31, 1999          AT DECEMBER 31, 1999
                                  ----------------------------    ----------------------------
NAME                              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                              -----------    -------------    -----------    -------------
Mark E. Leininger . . . . . . .     310,673         115,577         $658,642        $225,910
Alan W. Schoenbart. . . . . . .      50,000          60,000          114,063         136,875

     None of our executive officers listed in the summary compensation table above exercised any of their options during 1999. The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of December 31, 1999.

EMPLOYMENT AGREEMENTS

     In July 1999, we entered into a three year employment agreement with Mark
E. Leininger. This employment agreement provides for a base salary of $162,500 in 1999, at least $172,500 in 2000 and at least $182,500 in 2001 and annual incentive compensation equal to 3% of our pre- tax income for the year in which the incentive compensation relates. This agreement with Mr. Leininger also provides for the continued payment, for a three year period, of his then current salary and compensation if his employment is terminated without cause. Further, this employment agreement provides for the payment to Mr. Leininger of an amount equal to three times his average total compensation for the five prior fiscal years, minus $1.00, if there is a change of control of our company and Mr. Leininger elects to terminate his employment within six months of his first becoming aware of such change in control. This employment agreement also contains restrictions on his engaging in competition with us for the employment term and for up to one year thereafter and provisions protecting our proprietary rights and information. In

October 1996, our board of directors determined to pay to Mr. Leininger a bonus of $25,000 following our first profitable fiscal quarter after the fourth quarter of 1996. This bonus has not been earned through the first fiscal quarter of 2000.

     On January 28, 1998, the compensation committee of our board of directors determined to compensate Marc E. Jaffe for his services as chairman of our board of directors at the rate of $5,000 per month, payable $2,500 in the month of service and $2,500 twelve months after such initial payment. During 1998, we paid Mr. Jaffe $30,000 under this arrangement and, pursuant to a letter agreement, dated December 17, 1998, between us and Mr. Jaffe, we issued to Mr. Jaffe 30,000 shares of our common stock in satisfaction of $22,500 of our obligations under this letter agreement. On January 13, 1999, the compensation committee determined to compensate Marc E. Jaffe for his services as chairman of the board for the 1999 calendar year at the rate of $5,000 per month. In November 1999, we agreed to pay Mr. Jaffe an additional $3,000 per month for November and December 1999 for additional services we requested him to perform.

     In March 2000, we entered into three year employment agreements with each of Vincent DiSpigno, our acting chief operating officer, one of our vice presidents and the chief executive officer of our PWR Systems subsidiary, and David N. Salav, another of our vice presidents and the president of our PWR Systems subsidiary. Each of these agreements provides for an annual base salary of $200,000 and $25,000 annual bonuses if PWR attains a 30% increase in revenues over the prior year and PWR Systems has either at least a 20% gross margin or $1,000,000 in net income for the subject year. Pursuant to these two employment agreements, we elected Messrs. DiSpigno and Salav to our board. During the term of these two employment agreements, we have agreed to use our best efforts to cause their re-election to our board when their initial terms expire. These employment agreements also contain restrictions on the employee engaging in competition with us for the employment term and for one year thereafter and provisions protecting our proprietary rights and information.

OUR STOCK PLANS

     We adopted our various stock plans in order to assist us in attracting and retaining qualified employees, directors, officers and outside consultants and to align the interests of such persons with those of our stockholders. The following is a brief description of our stock plans.

1994 LONG TERM INCENTIVE PLAN

     Our 1994 Long Term Incentive Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance grants and other types of awards. The 1994 Incentive Plan, which is administered by the compensation committee of our board of directors, currently authorizes the issuance of a maximum of 5,000,000 shares of our common stock. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of our common stock on the date of grant, and non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value. If any award under the 1994 Incentive Plan terminates, expires unexercised or is canceled, the shares of our common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. We have issued 163,205 shares of our common stock under the 1994 Incentive Plan as of the record date. In addition, options to purchase an aggregate of 4,368,268 shares were outstanding under the 1994 Incentive Plan as of the record date. The 1994 Incentive Plan expires in December 2003.

OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN

     Our non-employee directors, of which there are presently three, are eligible to participate in our Director and Advisor Stock Option Plan. Currently, up to 750,000 shares of our common stock may be issued under the Director and Advisor Plan. Under the Director and Advisor Plan, each non-employee director, upon first becoming a director of our company, receives an option to purchase 25,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. On August 1st of each subsequent year, each non-employee director receives an option to purchase an additional 25,000 shares of our common stock at a price equal to the per share fair market value of the common stock. In March 1997, the advisory committee was eliminated. Options awarded to each non-employee director become exercisable in three equal annual installments commencing on the date of grant and are subject to forfeiture under certain conditions. We have issued 21,033 shares of our common stock upon exercise of options granted under the Director and Advisor Plan as of the record date. In addition, options to purchase 162,191 shares were outstanding under the Director and Advisor Plan as of the record date. The Director and Advisor Plan expires in December 2005.

SPC 1989 STOCK PLAN

     Our SPC 1989 Stock Plan, which we assumed in connection with our acquisition of Software Publishing Corporation in December 1996, provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock purchase rights, incentive stock rights, performance grants and other types of awards. We granted awards under the SPC 1989 Plan to both SPC's and our officers, key employees, consultants and independent contractors. The SPC 1989 Plan, which is administered by the compensation committee of our board of directors, currently authorizes the issuance of a maximum of 89,350 shares of our common stock. A total of 11,948 shares of our common stock have been issued under the SPC 1989 Plan as of the record date. In addition, options to purchase 72,853 shares were outstanding under the SPC 1989 Plan as of the record date. The SPC 1989 Plan terminated in October 1999, although outstanding options granted under the SPC 1989 Plan may still be exercised in accordance with their respective terms.

SPC 1991 STOCK OPTION PLAN

     Our SPC 1991 Stock Option Plan, which we assumed in connection with our acquisition of Software Publishing Corporation in December 1996, provides for the grant of incentive stock options, non-qualified stock options and stock purchase rights to SPC's and our officers, key employees, consultants and independent contractors. The SPC 1991 Plan, which is administered by our compensation committee, currently authorizes the issuance of a maximum of 142,960 shares of our common stock. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of our common stock on the date of grant. Non- qualified stock options may be granted at an exercise price of not less than 85% of fair market value. Stock purchase rights entitle the rightsholder to purchase shares of our common stock at a price of not less than 85% of the fair market price of such shares with us retaining a diminishing right to repurchase such shares over a specified period should the rightsholder's relationship with us terminate. If any award under the SPC 1991 Plan terminates, expires unexercised, or is canceled, the shares of our common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. A total of 7,015 shares of our common stock have been issued under the SPC 1991 Plan as of the record date. In addition, options to purchase 128,523 shares of our common stock were outstanding under the SPC 1991 Plan as of the record date. The SPC 1991 Plan will terminate in October 2001.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

     Our certificate of incorporation includes provisions eliminating the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty except, in accordance with the Delaware General Corporation Law,
     - for any breach of the director's duty of loyalty to us or our stockholders,
     - for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
     - where the liability arises from an unlawful payment of a dividend or an unlawful stock purchase or redemption by us which was approved by the directors for whom liability is sought, or
     - with respect to any transaction from which the director derived an improper personal benefit.

     Our by-laws provide indemnification to directors, officers, employees and agents, including indemnification against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law. We also have entered into indemnification agreements with our directors and executive officers providing, among other things, that we will provide defense costs against any such claim, subject to reimbursement in certain events. We also maintain a directors and officers liability insurance policy in a coverage amount of $3,000,000, subject to a $200,000 deductible.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 28, 1998, the compensation committee of our board of directors determined to compensate Marc E. Jaffe for his services as our chairman of the board of directors at the rate of $5,000 per month, payable $2,500 in the month of service and $2,500 twelve months after such initial payment. During 1998, we paid Mr. Jaffe $30,000 under this arrangement and, pursuant to a letter agreement, dated December 17, 1998, we issued to Mr. Jaffe 30,000 shares of our common stock in satisfaction of $22,500 of our obligations under such January 28, 1998 compensation arrangement. On January 13, 1999, the compensation committee determined to compensate Marc E. Jaffe for his services as chairman of our board of directors for the 1999 calendar year at the rate of $5,000 per month. In November 1999, we agreed to pay Mr. Jaffe an additional $3,000 per month for November and December 1999 for additional services we have requested that he perform.

     The following directors and executive officers purchased the number of shares of our common stock set forth below in our May 1998 private placement, each at $1.20 per share.

       Name                                      Number of Shares
       ----                                      ----------------
       Norman W. Alexander . . . . . . . . .          8,333
       Marc E. Jaffe . . . . . . . . . . . .         23,333
       Mark E. Leininger . . . . . . . . . .          3,333

     Mr. Leininger purchased such 3,333 shares of our common stock with his spouse as joint tenants. In addition, Mr. Alexander's spouse also purchased 8,333 shares of our common stock in the May 1998 private placement.

     During 1999, we incurred approximately $400,000 in legal fees to Kaufman & Moomjian, LLC. During 1998, we incurred approximately $390,000 in legal fees to Kaufman & Moomjian, LLC and its predecessor. Neil M. Kaufman, one of our directors, is a member of Kaufman & Moomjian, LLC, and was a member of the predecessor firm. In May 1998, this predecessor firm was issued 11,904 shares of our common stock in partial satisfaction of outstanding legal fees equal in amount to the market value of such shares, and these shares have been assigned by such firm to Mr. Kaufman. In August 1999, we issued 50,000 shares of our common stock to members of Kaufman & Moomjian, LLC in satisfaction of $100,000 of outstanding legal fees due Kaufman & Moomjian, LLC.

     Effective July 17, 1998, we adopted a repricing program under which we offered to each optionee granted one or more options under any of our various stock plans who, as of July 17, 1998, was either an employee or a director of our company, the right to exchange each outstanding option granted to the eligible optionee under our various stock plans, for the issuance of two options, the first such option, or new option, entitling the eligible optionee to purchase up to 75% of the number of shares of our common stock that were issuable under each eligible option so exchanged, at an exercise price per share equal to $1.375, the closing per share price on July 17, 1998, as reported by The Nasdaq Stock Market, Inc., and the second such option, or non-repriced option, entitling the eligible optionee to purchase up to 25% of the number of shares of our common stock that were issuable under the eligible option so exchanged, at an exercise price per share equal to the exercise price per share of the eligible option so exchanged. To the extent the eligible option so exchanged was exercisable as of July 17, 1998, the non-repriced option shall be exercisable and, where the number of shares exercisable under the eligible option so exchanged as of July 17, 1998 exceeded the number of shares issuable under the non-repriced option, any such options shall be immediately exercisable under the new option. Further, to the extent the eligible option so exchanged was not exercisable as of July 17, 1998, the non-repriced option shall first become exercisable in accordance with the earliest dates set forth in the eligible option so exchanged for the exercisability of shares issuable under the eligible option so exchanged, and the shares of our common stock issuable under the new option became exercisable on July 17, 1999, with respect to 25% of the total number of shares of our common stock issuable under the new option, and will become exercisable on each of July 17, 2000, 2001, 2002, with respect to an additional 25% of the total number of shares of our common stock issuable under the new option. In addition, each new option has a term expiring at the close of business on July 16, 2008 and shall be deemed granted under such of our various stock plans under which the eligible option was originally granted and the non-repriced option shall be deemed granted under such of the plans under which the eligible option was originally granted. Except as otherwise noted, each of the new option and non-repriced option shall otherwise be identical to the eligible option so exchanged.

     The creation of the 1998 repricing program was approved primarily because of the importance to us of having meaningful equity incentives in the hands of key officers, directors and employees. Our board of directors and compensation committee believed that stock options which are "out of the money" provide less compensatory incentive to an officer, director and employee who may be considering alternative opportunities. Our board and compensation committee decided to include directors and officers in the 1998 repricing program because of the importance of their leadership, administrative and technical skills to the success of our business.

     In connection with our 1998 repricing program, the following options held by then current directors and executive officers granted under our various stock plans were repriced each to an exercise price of $1.375 per share with a termination date of July 16, 2008:


                                SHARES UNDERLYING          ORIGINAL             ORIGINAL
OPTIONEE                         ORIGINAL OPTION        EXERCISE PRICE      TERMINATION DATE
--------                         ---------------        --------------      ----------------
Norman W. Alexander . . . .            4,688                $ 3.75              12/19/06
Norman W. Alexander . . . .            1,875                  3.75               7/31/07
Norman W. Alexander . . . .           25,000                  3.1875            12/15/07
Marc E. Jaffe . . . . . . .              938                  3.75              10/31/04
Marc E. Jaffe . . . . . . .            4,688                  3.75                8/2/05
Marc E. Jaffe . . . . . . .            1,875                  3.75               7/31/06
Marc E. Jaffe . . . . . . .            1,875                  3.75               7/31/07
Mark E. Jaffe . . . . . . .           25,000                  3.1875            12/15/07
Marc E. Jaffe . . . . . . .           16,250                  2.8125             1/27/08
Neil M. Kaufman . . . . . .            4,688                  3.75               4/24/06
Neil M. Kaufman . . . . . .            4,688                  3.75              12/19/06
Neil M. Kaufman . . . . . .            1,875                  3.75               7/31/07
Mark E. Leininger . . . . .            3,750                  3.75               7/20/05
Mark E. Leininger . . . . .            1,875                  3.75               2/19/06
Mark E. Leininger . . . . .           13,125                  3.75               4/24/06
Mark E. Leininger . . . . .           27,188                  3.75               9/28/06
Mark E. Leininger . . . . .           56,250                  3.75                2/4/07
Martin F. Schacker. . . . .            6,249                  2.859375          12/28/07
Martin F. Schacker. . . . .           18,750                  2.8125             1/27/08

     With respect to compensation paid to Mark E. Leininger in his capacity as our employee, see the Summary Compensation Table above.

     In July 1999, we entered into a three year employment agreement with Mark
E. Leininger. This employment agreement provides for a base salary of $162,500 in 1999, at least $172,500 in 2000 and at least $182,500 in 2001 and annual incentive compensation equal to 3% of our pre- tax income for the year to which the incentive compensation relates. This agreement with Mr. Leininger also provides for the continued payment, for a three year period, of his then current compensation if his employment is terminated without cause. Further, this employment agreement provides for the payment to Mr. Leininger of an amount equal to three times his average total compensation for the five prior fiscal years, minus $1.00, if there is a change of control of our company and Mr. Leininger elects to terminate his employment within six months of his first becoming aware of such change in control. This employment agreement also contains restrictions on his engaging in competition with us for the term thereof and for up to one year thereafter and provisions protecting our proprietary rights and information. In October 1996, our Board of Directors determined to pay to Mr. Leininger a bonus of $25,000 following our first profitable fiscal quarter after the fourth quarter of 1996. This bonus has not been paid.

     In connection with our acquisition of PWR Systems in March 2000, we entered into three year employment agreements with each of Vincent DiSpigno, our acting chief operating officer, one of our vice presidents and the chief executive officer of our PWR Systems subsidiary, and David Salav, another of our vice presidents and the president of our PWR Systems subsidiary. Each of these agreements provides for an annual base salary of $200,000 and $25,000 annual bonuses if PWR attains a 30% increase in revenues over the prior year and PWR System has either at least a 20% gross margin or $1,000,000 in net income for the subject year. Pursuant to these two employment agreements, we expanded our board of directors and elected Messrs. DiSpigno and Salav to the expanded board. During the term of these two employment agreements, we have agreed to use our best efforts to cause their re-election to our board when their initial terms expire. These two employment agreements also contain restrictions on the employee engaging in competition with us for the employment term and for one year thereafter and provisions protecting our proprietary rights and information.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 1999 fiscal year, except that (a) Norman W. Alexander failed to timely file his Form 5 with respect to an option granted him by our board of directors in January 1999 and
(b) Werner G. Haase failed to timely file his Form 5 with respect to his initial option grant in August 1999 under our Outside Director and Advisor Stock Plan.

                                PROPOSAL NUMBER 2
                                 TO APPROVE OUR
                           2000 EQUITY INCENTIVE PLAN


     Our board of directors has adopted the Vizacom Inc. 2000 Equity Incentive Plan and is recommending that our stockholders approve the 2000 Plan at the annual meeting.

     The 2000 Plan is integral to our compensation strategies and programs. There is an ongoing "battle for talent" within the e-commerce solutions, software and technology industries in which we compete. In order to retain and secure employees in this intensely competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among e-commerce solutions, software and technology companies is widely prevalent and continues to increase. The 2000 Plan will give us more flexibility to keep pace with our competitors.

     With stockholder approval of the 2000 Plan, we expect to continue our efforts to use stock options as our most widely used form of long-term incentive. The 2000 Plan will also permit stock bonus grants, restricted stock grants, performance stock grants, stock appreciation rights grants and other types of awards.

     Our existing incentive plan, the 1994 Long Term Incentive Plan, by its terms, expires in December 2003, and no awards can be made under the 1994 Incentive Plan after that date. As of the record date, 4,836,795 shares were available for award under the 1994 Incentive Plan, of which there were 4,372,468 shares subject to outstanding options under the 1994 Incentive Plan. While the 1994 Incentive Plan will remain in place, it does not provide sufficient shares so that we can continue to effectively recruit, motivate, and retain the caliber of employees essential for achievement of our success.

PLAN SUMMARY

     A summary of the principal features of the 2000 Plan is provided below, but is qualified in its entirety by reference to the 2000 Plan. The full text of the 2000 Plan is attached as Appendix A to this proxy statement.

PURPOSE

     The purposes of the 2000 Plan are to:
     - enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and
     - provide incentives to participants in the 2000 Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

SHARES AVAILABLE FOR ISSUANCE

     The maximum number of shares of our common stock that initially may be issued under the 2000 Plan is 5,000,000. This number of shares represents approximately 41.5% of the outstanding shares of our common stock on the record date. The 2000 Plan provides for automatic annual increases in the aggregate number of shares equal to 5% of the total outstanding shares of our common stock on the last day of the prior calendar year, beginning with January 1, 2001. In the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock, then the number of shares that may be granted pursuant to the 2000 Plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws.

ADMINISTRATION

     The 2000 Plan will be administered by our board of directors or, to the extent the board elects to delegate the administration of the 2000 Plan, to a committee of the board. We anticipate that our compensation committee will administer the 2000 Plan to the extent that our board does not choose to administer the 2000 Plan. We further anticipate that each member of our compensation committee or other committee administering the 2000 Plan will be a "non- employee director" within the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act. Throughout the remainder of this discussion of the 2000 Plan, the term "administrator" refers to our board or the committee delegated authority to administer the 2000 Plan.

     The 2000 Plan provides for the administrator to have full authority, in its discretion, to:
     -    select the persons to whom awards will be granted,
     -    grant awards,
     -    determine the number of shares to be covered by each award,
     - determine the type, nature, amount, pricing, timing and other terms of each award, and
     -    interpret, construe and implement the provisions of the 2000
          Plan, including the authority to adopt rules and regulations.

ELIGIBILITY

     Participation in the 2000 Plan is limited to our, our subsidiaries' and affiliates':
     -    employees,
     -    officers,
     -    directors,
     -    consultants, and
     -    advisors.

TYPES OF AWARDS

     Under the 2000 Plan,  the  administrator  is  authorized to award:
     -    stock  options,
     -    stock  bonuses,
     -    restricted  stock,
     -    stock appreciation   rights,   commonly  referred  to  as  "SARs,"
     -    performance grants, and
     -    other types of awards.

Stock Options

     The administrator is authorized to grant stock options, which may be either incentive stock options, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of any NSO must be no less than 85% of the fair market value of our common stock on the date of the grant; and the exercise price of an ISO must be no less than 100% of such fair market value. For purposes of the 2000 Plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

     At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% stockholder." An ISO granted to a 10% stockholder cannot have a term exceeding five years nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2000 Plan by our board of directors, which was June 12, 2000.

     There is no limit on the number of shares subject to options granted to any one individual. However, the aggregate fair market value of shares exercisable in any calendar year by one individual under ISOs, whether under the 2000 Plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted under an NSO.

     Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash or:
     -    by reduction of indebtedness we owe to the optionee,
     - by the transfer to us of shares of our common stock owned by the participant for at least six months valued at fair market value on the date of transfer,

     - in the case of employees, officers and directors, by interest bearing promissory note, or
     - through a "same day sale" or "margin" commitment by an NASD member broker-dealer.

Restricted Stock Grants

     Restricted stock consists of shares which are transferred or sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

     Awards of restricted stock and other incentives under the 2000 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to:
     -    cash flow,
     -    cost,
     -    ratio of debt to equity,
     -    profit before tax,
     -    earnings before interest and taxes,
     -    the ratio of earnings to capital  spending,
     -    free cash flow,
     -    net profit,
     -    net sales,
     -    price of our common stock,
     -    return on net assets,  equity, or stockholders' equity,
     -    market share, or
     -    total return to stockholders.

     Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

     An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of our common stock on the date of exercise of the right over (ii) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

     The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or affiliates.

Performance Grants

     The 2000 Plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

     At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

AMENDMENT OF THE 2000 PLAN

     Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, our board of directors has the right and power to amend the 2000 Plan; provided, however, that the board may not amend the 2000 Plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2000 Plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

TERMINATION OF THE 2000 PLAN

     Subject to earlier termination by our board of directors, the 2000 Plan will terminate on June 11, 2010, subject to a five year extension at the discretion of the board. Termination will not in any manner impair or adversely affect any award outstanding at the time of termination.

ADMINISTRATOR'S RIGHT TO MODIFY BENEFITS

     Any award granted may be converted, modified, forfeited, or canceled, in whole or in part by the administrator if and to the extent permitted in the 2000 Plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

                                      -22

CHANGE IN CONTROL

     Upon the occurrence of a change in control:
     - all outstanding options and SARs shall become immediately exercisable,
     - all restrictions on restricted stock shall lapse and our right to repurchase such restricted stock shall terminate, and
     - the maximum amount payable under a performance grant through the end of the quarter in which the change in control occurs shall become due.

     A change of control will be deemed to have occurred if:
     - any person acquires beneficial ownership of 20% or more of the voting power of our then-outstanding voting securities,
     - three or more directors who have not been approved by a majority of our current board of directors (and those elected with such current directors' approval), are elected in any single 24-month period,
     - members of our current board cease to constitute a majority of our board without the approval of our current board (and those elected with such current directors' approval), or
     - we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

REUSAGE

     If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards will again be available for use under the 2000 Plan. Shares covered by an award granted under the 2000 Plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an award will not be counted as used. Shares covered by an award granted under the 2000 Plan which is settled in cash will not be counted as used.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

     The 2000 Plan provides that, in the event options cannot be granted under our Outside Director and Advisor Stock Option Plan, due to the non-availability of shares under such plan, the plan's termination or otherwise, each non-employee director shall automatically be granted:
     - upon first being elected to our board of directors, a ten year option to purchase 25,000 shares.
     - on August 1st of each calendar year, a ten year option to purchase 25,000 shares.

     The exercise price of these options will be equal to the fair market value of our common stock on the date of grant. Each of these options will become exercisable in three equal annual installments commencing on the date of grant.

TERMINATION OF OPTIONS

     Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING IS A GENERAL SUMMARY, AS OF THE DATE OF THIS PROXY STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND PARTICIPANTS UNDER THE 2000 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS, HER OR ITS INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2000 PLAN.

ISOs

     An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of shares received upon exercise of an ISO, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and we will not be entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

NSOs

     An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.

Restricted Stock

     A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

     A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award.

     We will receive a compensation expense deduction in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Benefits

     In the case of an exercise of an SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit

     We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that awards in the form of stock options, performance stock,

SARs and performance-based restricted stock constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

REGISTRATION AND EFFECT OF STOCK ISSUANCE

     We intend to register under the Securities Act the shares of our common stock issuable under the 2000 Plan. This will make such shares immediately eligible for resale in the public market.

     The issuance of shares of our common stock under the 2000 Plan will dilute the voting power of our stockholders.

MISCELLANEOUS

     A new benefits table is not provided because no grants have been made under the 2000 Plan and all benefits, except for automatic grants to non-employee directors, are discretionary. In addition, automatic grants to non-employee directors will not occur unless shares are not available under our Outside Director and Advisor Stock Option Plan. We do not anticipate such non-availability under that plan prior to its current expiration date in December 2005, assuming no changes to that plan nor a significant increase in the number of our non-employee directors.

APPROVAL OF STOCKHOLDERS

     In order to be adopted, the 2000 Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our board of directors recommends a vote FOR adoption of the Vizacom Inc. 2000 Equity Incentive Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Richard A. Eisner & Company, LLP acted as our independent auditors for the years ended December 31, 1999 and 1998. Richard A. Eisner & Company, LLP also has been selected to act as our independent auditors for our fiscal year ending December 31, 2000. We anticipate that a representative of Richard A. Eisner & Company, LLP will be present at the annual meeting. The auditors' representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.

                              FINANCIAL STATEMENTS

     We have enclosed our Annual Report to Stockholders for the fiscal year ended December 31, 1999 with this proxy statement. The annual report to stockholders includes a copy of our Annual Report on Form 10-KSB for the year ended December 31, 1999 which we filed with the SEC. Stockholders are referred to the annual report for financial and other information about us, but such annual report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.


                           MISCELLANEOUS INFORMATION

OTHER BUSINESS

     As of the date of this proxy statement, our board of directors does not know of any business other than specified above to come before the annual meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

AVAILABILITY OF OUR FORM 10-KSB

     WE WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE, COPIES OF OUR ANNUAL REPORT ON FORM 10-KSB, UPON WRITTEN REQUEST DELIVERED TO MARC E. JAFFE, SECRETARY, AT OUR OFFICES AT GLENPOINTE CENTER EAST, 300 FRANK W. BURR BOULEVARD - 7TH FLOOR, TEANECK, NEW JERSEY 07666.

COST OF SOLICITING PROXIES

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of our common stock held of record by such persons, and we may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

STOCKHOLDER PROPOSALS

     Stockholder proposals with respect to our next annual meeting of stockholders must be received by us at our corporate headquarters no later than March 1, 2001 to be considered for inclusion in our proxy statement for our 2001 Annual Meeting of Stockholders.

     For any proposal that is not submitted for inclusion in our proxy statement for our 2001 Annual Meeting of Stockholders, but is instead sought to be presented directly at such annual meeting, SEC rules permit management to vote proxies in management's discretion if we either:

     - receive notice of the proposal before the close of business on May 15, 2001 and advise our stockholders in our proxy statement for our 2001 Annual Meeting of Stockholders about the nature of the matter and how management intends to vote on such matter, or
     - do not receive notice of the proposal prior to the close of business on May 15, 2001.
Notices of intention to present proposals at the 2001 Annual Meeting of Stockholders should be addressed to us at our corporate headquarters.


                                       By Order of the Board of Directors,

                                       Marc E. Jaffe, chairman and
                                       secretary

July 3, 2000
Teaneck, New Jersey

                                                                     Appendix A
                                  VIZACOM INC.

                           2000 EQUITY INCENTIVE PLAN


ARTICLE 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1. Purpose. The purposes of this 2000 Equity Incentive Plan are (a) to enable Vizacom Inc. and its subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to the success of Vizacom Inc. and (b) to provide incentives to participants in this 2000 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of Vizacom Inc.

1.2. Definitions. For purposes of this Equity Incentive Plan, except as otherwise defined, capitalized terms shall have the meanings assigned to them in this Section 1.2.

          "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

          "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

          "Award" means any award under the Plan.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the commission of any act of a material theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.

          "Change of Control" shall have the meaning assigned to such term in Section 16.2.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          "Committee" means compensation or other any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          "Common Stock" means the common stock, par value $0.001 per share, of the Company.

          "Company" means Vizacom Inc., a Delaware corporation, or any successor corporation.

          "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Administrator, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

          "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the Rule as to the Use of Form S-8 contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

          "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

          "Fair Market  Value" as of a particular  date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities
          exchange on which the Common Stock is so   listed or admitted
          to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common
          Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD"); (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Quotation Bureau ("NQB") or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

          "Family Member" means, with respect to any Participant, any of the following:
               (a)  such Participant's child, stepchild, grandchild, parent,
               stepparent,   grandparent,  spouse,  former  spouse,  sibling,
               niece,  nephew, mother-in-law,  father-in-law,   son-in-law,
               daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
               (b) any person (other than a tenant or employee) sharing such Participant's household;
               (c)  a trust in which the persons identified in clauses (a)
               and (b) above have more than fifty percent of the beneficial interest;
               (d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or
               (e)  any  other   entity  in  which  the   persons identified
               in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

          "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          "Incumbent Board" means (i) the members of the Board of the Company on June 12, 2000, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after June 12, 2000, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

          "Limited   Stock   Appreciation   Right"   means   a   Stock
          Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

          "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

          "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

          "Option" means an option to purchase Shares granted pursuant to Article 5 or 11.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Article 11.

          "Performance  Grant"  shall have the  meaning  assigned to the term in
          Article 8.

          "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

          "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non- Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

          "Plan" means this 2000 Equity Incentive Plan.

          "Related  Employment" means the employment or performance of services by an individual for an employer that is neither the Company,
          any Parent, Subsidiary  nor Affiliate,   provided  that  (i)  such
          employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate,
          (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

          "Restricted   Stock"   means   Shares   subject  to  certain
          restrictions granted pursuant to Article 7.

          "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to
          Article 4, and any successor security.

          "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

          "Stock Bonus" means an Award granted pursuant to Article 9.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          "Ten  Percent  Stockholder"  shall have the meaning  assigned to it in
          Section 5.4.

          "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

          "Termination Date" means the effective date of Termination, as determined by the Administrator.


ARTICLE 2.  ADMINISTRATION.

2.1.  Administration in Accordance with the Code and Exchange Act. The
      Plan shall be administered in accordance with the requirements of
      Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under
      Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator's Powers. Except for automatic grants to Non-Employee Directors pursuant to Article 11, and subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. Except for automatic grants to Non-Employee Directors pursuant to Article 11, the Administrator will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
          (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
          (c)  select persons to receive Awards;
          (d)  determine the form and terms of Awards;
          (e) determine the number of Shares or other consideration subject to Awards;
          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
          (g) grant waivers of Plan or Award conditions;
          (h) determine the vesting,  exercisability  and  payment of  Awards;
          (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
          (j) to make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;
          (k)  determine whether an Award has been earned; and
          (l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator's Discretion Final. Except for automatic grants to Non-Employee Directors pursuant to Article 11, any determination made by the Administrator with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.


ARTICLE 3. PARTICIPATION.

3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2. Participants. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.


ARTICLE 4.  AWARDS UNDER THE PLAN.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:
           (a)  Options;
           (b)  Stock Appreciation Rights;
           (c)  Restricted Stock;
           (d)  Performance Grants;
           (e)  Stock Bonuses; and
           (f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2. Number of Shares Available Under the Plan. Subject to Sections 4.3 and 4.5, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 5,000,000, plus Shares that are subject to:
           (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option;
           (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and

           (c) an Award previously granted that otherwise terminates without Shares being issued.
     Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an award granted under the Plan which is settled in cash will not be counted as used under the Plan.

4.3. Annual Increases in the Number of Shares Available Under the Plan. Notwithstanding the terms of Section 4.2, on each January 1, commencing with January 1, 2001, the aggregate number of Shares reserved and available for grant and issuance pursuant to the Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company as of the immediately preceding December 31st, provided that no more than 4,000,000 shares shall be issued upon exercise of Incentive Stock Options.

4.4. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.5. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, (c) the Exercise Prices of and number of Shares subject to outstanding Options and other awards, and (d) the exercise prices of and number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.6. Rights with Respect to Common Shares and Other Securities.

         (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

         (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.


ARTICLE 5. STOCK OPTIONS.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and, except as otherwise required by the terms of Article 11 hereof, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option;
      provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, but excluding Options granted pursuant to Article 11, an Option shall be exercisable as follows:
          (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;
          (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;
          (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and
          (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased,
      (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and
      agreements regarding  Participant's   investment  intent  and  access  to
      information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7. Termination. Notwithstanding anything contained in Section 5.4 or in an Award Agreement, exercise of Options shall always be subject to the following:

          (a)  If the  Participant  is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
          (b)  If   the   Participant   is   Terminated   because   of
          Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;
          (c)  Notwithstanding the provisions in paragraphs 5.7(a) and
          5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option
          whatsoever,   whether or not, after  the  Termination   Date,  the
          Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on

          Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under
       Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.


ARTICLE 6.  STOCK APPRECIATION RIGHTS.

6.1   Grant of Stock Appreciation Rights.
          (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.
          (b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

6.3.  Exercise.  The Award of Stock Appreciation Rights shall not be exercisable:
          (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;
          (b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and
          (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that
                    (i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;
                    (ii) if such  Participant  is  Terminated  by reason
               of such Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;
                    (iii) if such  Participant  is Terminated for reasons
               other than Related Employment,  Disability, early, normal
               or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully
               exercised, such person  may exercise   the  Award  of  Stock
               Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or

                    (iv) if any  Participant  to whom an Award of Stock
               Appreciation  Rights has been granted shall die holding an
               Award of Stock Appreciation  Rights which has not expired and has
               not been fully exercised,   such   Participant's   executors,
               administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.  Exercise.
          (a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.
          (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.  Fractional Shares.  No fractional shares may be delivered under this
      Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.


ARTICLE 7.  RESTRICTED STOCK.

7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2 Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:
          (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;
          (b) select from among the performance factors to be used to measure performance goals, if any; and
          (c) determine the number of Shares that may be awarded to the Participant.

           Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the Administrator determines otherwise.


ARTICLE 8.  PERFORMANCE GRANTS.

8.1. Award. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this
      Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be:
          (a) an amount fixed by the Administrator at the time the award is made or amended thereafter;
          (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or
          (c) an amount that is determinable from criteria specified by the Administrator.

      Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an

      Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the
      Administrator.   At  the  time  each Performance   Grant  is  made,   the
      Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any ombination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5. Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:
          (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance
          Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or

          (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance
          Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

     Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.


ARTICLE 9.  STOCK BONUSES.

9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent,

     Subsidiary or Affiliate  of  the  Company   and/or   individual
     performance factors or upon such other criteria as the Administrator may determine.

9.2 Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:
          (a) determine the nature, length and starting date of any performance period for each Stock Bonus;
          (b) select from among the performance factors to be used to measure the performance, if any; and
          (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and
          criteria as may be determined  by  the   Administrator.   The
          Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.


ARTICLE 10.  PAYMENT FOR SHARE PURCHASES.

10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:
          (a)  by cancellation of indebtedness of the Company to the
          Participant;
          (b) by surrender of Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or
          (ii) were obtained by Participant in the public market;
          (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;
          (d) by waiver of compensation due or accrued to the Participant for services rendered;
          (e) with  respect  only to  purchases  upon  exercise  of an
          Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of
          Securities   Dealers  (an "NASD Dealer") whereby the  Participant
          irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
          (f)  by any combination of the foregoing.

10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.


ARTICLE 11.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

11.1. Types of Options and Shares. Each Option granted under this Plan pursuant to this Article 11 shall be a Non-Qualified Stock Option.

11.2. Eligibility. Options subject to this Article 11 shall be granted only to Non-Employee Directors and only when the Non-Employee Directors do not receive a grant under the Company's Outside Director and Advisor Stock Option Plan due to the unavailability of shares subject to or the termination of such plan.

11.3. Initial Grant. Subject to Section 11.2, each Non-Employee Director who first becomes a member of the Board on or after the effective date of the Plan, will automatically be granted an Option for 25,000 Shares on the date such Non-Employee Director first becomes a member of the Board.

11.4. Succeeding Grant. Subject to Section 11.2, on August 1st of each calendar year, each Non-Employee Director will automatically be granted an Option for 25,000 Shares, provided the Non-Employee Director is a member of the Board on such date.

11.5. Exercise Price. The Exercise Price of an Option granted pursuant to this Article 11 shall be the Fair Market Value of a Share on the date that the Option is deemed granted.

11.6. Exercisability of Options. Each option granted pursuant to this Article 11 shall be exercisable as follows:
          (a) up to 33-1/3% of the number of Shares subject to such Option commencing immediately upon the grant of such Option;
          (b) up to an additional 33-1/3% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option; and
          (c) up to an additional 33-1/3% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option.

11.7. Method of Exercise. An Option granted pursuant to this Article 11 may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised,
       (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased and the executed Award Agreement with respect to such Option.

11.8. Termination. Notwithstanding anything contained in Section 11.7 or in an Award Agreement, exercise of Options granted pursuant to this Article 11 shall always be subject to the following:

          (a)   If the  Participant  is Terminated for any reason except
          death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
          (b)   If   the   Participant   is   Terminated   because   of
          Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, but in any event no later than the original expiration date of such Option;
          (c) Notwithstanding the provisions in paragraphs 11.8(a) and 11.8(b), if a Participant is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not, after termination of service, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for services rendered prior to termination, for services rendered for the day on which termination occurs, or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 11.8(c) should not apply and, in the alternative, paragraph 11.8(a) or 11.8(b) shall apply; provided, further, however, that, for the purpose of this paragraph 11.8(c), termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant's service is terminated.

11.9. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

11.10. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving the Option pursuant to a domestic relations order.


ARTICLE 12.  DEFERRAL OF COMPENSATION.

12.1. Deferral Terms. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:
          (a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company, any Parent, Subsidiary and Affiliate);
          (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
          (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 13.  DEFERRED PAYMENT OF AWARDS.

13.1. Deferral Terms. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.


ARTICLE 14.  AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

14.1. Amendments and Substitutions. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.


ARTICLE 15.  DESIGNATION OF BENEFICIARY BY PARTICIPANT.

15.1.  Designation.   A   Participant   may  designate  one  or  more
       beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the
       date  on  which  any  right  or  amount becomes   payable to such
       Participant's beneficiary(ies), such payment will be made to the legal
       representatives  of the Participant's   estate,   and   the   term
       "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.


ARTICLE 16.  CHANGE IN CONTROL.

16.1.  Effect of a Change in Control.  Upon any Change in Control:
          (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;
          (b) all  restrictions  with respect to Restricted Stock
          shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and
          (c)  all  Performance   Grant  Award  Periods  for  the
          purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.

16.2.  Change of Control.  For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:
          (a) any person who is not  currently  such  becomes the
          beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the
          Company's then outstanding voting securities;
          (b)  three  or  more   directors,   whose  election  or
          nomination for election is not approved by a majority of the Incumbent Board, are elected within any single 24-month period to serve on the Board;
          (c) members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or
          (d) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a), (b) or (c) of this Section 16.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

       Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 16.2 solely because 20% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 16, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.


ARTICLE 17.  PLAN AMENDMENT OR SUSPENSION.

17.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.


ARTICLE 18.  PLAN TERMINATION.

18.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:
          (a)  upon  the  adoption  of  a  resolution   of  the  Board
          terminating  the  Plan;  or
          (b) June 11, 2010; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

18.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 14.


ARTICLE 19.  STOCKHOLDER ADOPTION.

19.1. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at a meeting to be held on or before June 10, 2001.

19.2. Effectiveness of Plan Prior to Stockholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in Section 19.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable federal securities laws.


ARTICLE 20.  TRANSFERABILITY.

20.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such option pursuant to a domestic relations order.


ARTICLE 21.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

21.1.  Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions
       with  respect  to  Restricted   Stock  that  is repurchased  at  the
       Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

21.2.  Financial  Statements.   The  Company  will  provide  financial
       statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

21.3. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.


ARTICLE 22.  CERTIFICATES.

22.1.  Legal  Restrictions;   Stock  Legends.   All  Shares  or  other
       securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.


ARTICLE 23.  ESCROW; PLEDGE OF SHARES.

23.1   Deposit  of  Shares;   Escrow.  To  enforce  any  restrictions  on  a
       Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such  restrictions
       have lapsed or terminated,  and the  Administrator   may  cause  a legend
       or  legends   referencing  such restrictions  to be  placed on the
       certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.


ARTICLE 24.  EXCHANGE AND BUYOUT OF AWARDS.

24.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

24.2 Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.


ARTICLE 25.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

25.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:
          (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or
          (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

25.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


ARTICLE 26.  NO OBLIGATION TO EMPLOY.

26.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.


ARTICLE 27.  NONEXCLUSIVITY OF THE PLAN.

27.1.  Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


ARTICLE 28.  MISCELLANEOUS PROVISIONS.

28.1. No Rights Unless Specifically Granted. No employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

28.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

28.3 Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

28.4 Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act,
       that any  ambiguities  or   inconsistencies  in  construction  of  the
       Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

28.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit an Eligible Participant

       (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms
       of  payment  that  would  otherwise  be  distributed,   or  have  been
       distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

28.6. Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:
               (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;
               (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and
               (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

28.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

28.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's
       (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

28.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

28.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

28.11. Filing of  Reports.  The  appropriate  officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

28.12. Validity;   Construction;   Interpretation.   The   validity,
       construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                                  VIZACOM INC.

     The undersigned hereby appoints Mark E. Leininger and Marc E. Jaffe, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in VIZACOM INC., a Delaware corporation (the "Company"), at the Company's Annual Meeting of Stockholders scheduled to be held on August 10, 2000, and any adjournments or postponements thereof.

                 (Continued and to be signed, on reverse side)

     The Board of Directors recommends a vote FOR the following proposals.

1. Election of the nominees listed at right as directors in Class I, as set forth in the Company's proxy statement:

                Marc E. Jaffe                      Werner G. Haase

     [ ] FOR the nominees listed at right
         WITHHOLD authority to vote for all nominees
         Withhold  authority  to vote  for the  following  individual nominees:
           ----------------------------------------------------------
                                  [Print Name]

2.   Approval of the Company's 2000 Equity Incentive Plan:

              [ ]  FOR         [ ]  AGAINST              [ ]  ABSTAIN

3. Upon such other business as may properly come before the meeting or any adjournment thereof.

                          [Reverse side of proxy card]


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR PROPOSAL 2, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED JULY 3, 2000, IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE



                 [L.S.]                     [L.S.]  Dated:               , 2000
-----------------        -------------------              ---------------



                       (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)